UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	July 12, 2024

McEWEN MINING INC.

(Exact name of registrant as specified in its charter)

Colorado	001-33190	84-0796160
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

150 King Street West, Suite 2800 Toronto, Ontario, Canada	M5H 1J9
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number including area code:	(866) 441-0690

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	MUX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01    Entry Into a Material Definitive Agreement

On July 12, 2024, each of McEwen Mining Inc. (the “Company”), through its wholly-owned subsidiary, Minera Andes Inc., an Alberta corporation (“Minera Andes”), and Evanachan Limited, an Ontario corporation (“Evanachan”), an entity wholly-owned by Robert R. McEwen, the Executive Chairman and Chief Owner of the Company, consummated the previously announced commitment to invest in McEwen Copper, Inc., an Alberta corporation (“McEwen Copper”), purchasing 466,667 and 166,666 common shares of McEwen Copper for a purchase price of $14 million and $5 million, respectively. In connection with such investments, on July 12, 2024, each of the purchasers entered into a subscription agreement, the form of which is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

As indicated on the Company’s Current Report on Form 8-K, filed on June 27, 2024, the investments by each of the Company and Mr. McEwen are part of a larger private placement offering by McEwen Copper, whereby McEwen Copper is offering a total of up to 2,333,333 common shares at a subscription price of $30.00 per share, for gross proceeds of up to $70,000,000 (the “Offering”). Subscription for the remaining 1,700,000 common shares in McEwen Copper is available to qualified accredited investors, subject to a $2 million minimum investment and certain other conditions. Subsequent subscriptions by non-U.S. residents will be made pursuant to an executed subscription agreement in the form attached hereto as Exhibit 99.1, and subscriptions by U.S. residents will be made pursuant to an executed subscription agreement, the form of which is attached hereto as Exhibit 99.2 and is incorporated by reference herein.

Prior to the Offering, the Company indirectly owned 47.7% of McEwen Copper through Minera Andes and Mr. McEwen indirectly owned 12.9% though Evanachan. Assuming completion of the full amount of the Offering, the Company will indirectly own 45.8% of McEwen Copper and Mr. McEwen will indirectly own 12.5%.

Each of the subscription agreements discussed above may contain customary representations, warranties, conditions and agreements in connection with the Offering.  They are not intended to provide any other factual information about the Company, McEwen Copper, or any other Company subsidiary. The representations, warranties and covenants contained in the agreements are made only for purposes of such agreements and as of specific dates, are solely for the benefit of the parties to such agreements and may be subject to limitations agreed upon by the contracting parties.

The sales of McEwen Copper common shares referenced above and any additional sales in connection with the Offering were made and are expected to continue to be made in transactions not registered with the SEC as such offers and sales are expected to be exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), including pursuant to Section 4(a)(2) of the Securities Act, Regulation S and/or Rule 506 of Regulation D, each promulgated under the Securities Act. Each of the investors in the Offering in the U.S. will be required to be an accredited investor as defined in Regulation D. In each transaction exempt under Regulation S, the offers and sales are expected to be made in offshore transactions and no directed selling efforts are expected to be made in the U.S. In each case, offering restrictions are expected to be imposed.

Item 2.01.    Completion of Acquisition or Disposition of Assets.

The information set forth in Item 1.01 above is incorporated by reference into this Item 2.01.

Item 3.02    Unregistered Sales of Equity Securities

The information set forth in Item 1.01 above is incorporated by reference into this Item 3.02.

Item 9.01    Financial Statements and Exhibits.

(d)            Exhibits. The following exhibits are furnished or filed with this report, as applicable:

Exhibit No.	Description
99.1	Form of Subscription Agreement between McEwen Copper Inc. and non- U.S. residents
99.2	Form of Subscription Agreement between McEwen Copper Inc. and U.S. residents
104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document

Cautionary Statement

With the exception of historical matters, the matters discussed in this Current Report on Form 8-K and the exhibits hereto include forward-looking statements within the meaning of applicable securities laws that involve risks and uncertainties that could cause actual results to differ materially from projections or estimates contained therein. Such forward-looking statements include, among others, statements regarding the Offering and the proceeds expected to be generated thereby. Factors that could cause actual results to differ materially from projections or estimates include, among others, economic and market conditions and the results of the operations of McEwen Copper as well as other factors described in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, and other filings with the United States Securities and Exchange Commission. Most of these factors are beyond the Company’s ability to predict or control. The Company disclaims any obligation to update any forward-looking statement made in this Current Report on Form 8-K and the exhibits hereto, whether as a result of new information, future events, or otherwise. Readers are cautioned not to put undue reliance on forward-looking statements.

No Offer or Solicitation

The information contained in this Current Report on Form 8-K and the exhibits hereto is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote or approval in any jurisdiction pursuant to the Offering or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. In particular, this Current Report on Form 8-K is not an offer of securities for sale into the United States or in any other jurisdiction.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

McEWEN MINING INC.

Date: July 18, 2024	By:	/s/ Carmen Diges
Carmen Diges, General Counsel